Exhibit 10.01
AMENDMENT NO. 7 dated as of October 17, 2005 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15, 2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the “Borrowers”), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Administrative Agent”), JPMorgan Chase Bank, National Association Toronto Branch (formerly known as JPMorgan Chase Bank, Toronto Branch) as Canadian Agent, Bank of America, N.A. (as successor by merger to Fleet National Bank), as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the “Credit Agreement”).
INTRODUCTORY STATEMENT
     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.
     The Borrowers have informed the Administrative Agent and the Lenders that Lions Gate Entertainment Inc., directly or indirectly, intends to purchase all of the Equity Interests of Redbus Film Distribution Limited and Redbus Pictures Limited in exchange for total consideration of approximately $28,000,000 in cash and the equivalent of approximately US$7,000,000 in shares of common stock of Lions Gate Entertainment Corp. The Borrowers have also informed the Administrative Agent and the Lenders that while the Redbus Transaction will comply with the limitation on acquisitions contained in Section 6.7(b)(iii) of the Credit Agreement, they are concerned that certain aspects of the Redbus Transaction may necessitate modifications to various other provisions of the Credit Agreement.
     The Borrowers have therefore requested certain amendments to the Credit Agreement to, among other things, (i) modify certain provisions of the Credit Agreement other than Section 6.7(b)(iii), (ii) make a $10,000,000 portion of the Credit Facility available for borrowing by the UK Borrower (as hereinafter defined) in either U.S. Dollars or Sterling, and (iii) revise Section 6.17 of the Credit Agreement to replace the Leverage Ratio by the Senior Leverage Ratio defined herein, and the Lenders and the Administrative Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.

     Therefore, the parties hereto hereby agree as follows:
     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.
     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:
     (A) Article 1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical sequences:
‘Borrower’ shall mean LGEC and LGEI, except that with respect to the UK Loans, Borrower shall mean the UKBorrower.
‘Redbus’ shall mean Redbus Distribution and Redbus Pictures.
‘Redbus Distribution’ shall mean Redbus Film Distribution Limited, a private company limited by shares incorporated in England and Wales.
‘Redbus Pictures’ shall mean Redbus Pictures Limited, a private company limited by shares incorporated in England and Wales.
‘Redbus Transaction’ shall mean the purchase by LGEI of 100% of the Equity Interests of Redbus in exchange for approximately $28,000,000 in cash (of which a portion shall be loaned by LGEI to Redbus Distribution to refinance pre-existing indebtedness owed to the selling shareholders or their affiliates (the “Redbus Loan”) and the remainder of which shall be paid directly to the selling shareholders) and the equivalent of approximately US$7,000,000 in shares of common stock of LGEC.
‘Senior Leverage Ratio’ shall have the meaning given such term in Section 6.17 hereof.
‘Sterling’ and ‘£’ shall mean lawful money of the United Kingdom of Great Britain and Northern Ireland.
‘Sterling Clearing Account’ shall mean such Sterling denominated account of the Administrative Agent as may be designated by the Administrative Agent from time to time.
‘Sterling Credit Commitment’ shall mean the commitment of the Sterling Lender to make Sterling Loans from the Initial Date applicable to the Sterling Lender through the Commitment Termination Date up to an aggregate amount at any one time outstanding, not in excess of an amount in Sterling, the U.S. Dollar Equivalent of which is equal to the UK Sublimit, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

‘Sterling Eurodollar Loan’ shall mean a Sterling Loan based on the Sterling LIBO Rate in accordance with the provisions of Article 2 hereof.
‘Sterling Facility’ shall mean a revolving credit facility providing for the making of Sterling Loans to the UK Borrower in accordance with the Sterling Credit Commitment.
‘Sterling Interest Rate Type’ shall have the meaning given to such term in Section 2.21(d) hereof.
‘Sterling Lender’ shall mean (i) JPMorgan Chase Bank, National Association, and (ii) any assignee of a Sterling Lender pursuant to Section 13.3 hereof.
‘Sterling LIBO Rate’ shall mean shall mean, with respect to the Interest Period for a Sterling Eurodollar Loan, an interest rate per annum equal to the BBA Interest Settlement Rate per annum at which deposits in Sterling are offered in London, England to prime banks in the London interbank market for such Interest Period as displayed on Telerate Screen page 3750 as of 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the Administrative Agent’s portion of such Sterling Eurodollar Loan comprising part of such Borrowing to be outstanding during such Interest Period. Telerate Screen page 3750 means the display designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA as the information vendor for the purpose of displaying BBA Interest Settlement Rates for Sterling). If such rate does not appear on Telerate Screen page 3750 on any relevant date for the determination of the Sterling LIBO Rate, the Sterling LIBO Rate shall be an interest rate equal to the rate per annum of the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Sterling are offered to the principal office of the Administrative Agent in London, England by prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the Sterling Eurodollar Loan comprising part of such Borrowing to be outstanding during such Interest Period.
‘Sterling Loans’ shall mean the loans made hereunder denominated in Sterling in accordance with Section 2.21.
‘Sterling Note’ shall have the meaning assigned to it in Section 2.5(c) hereof.
‘Sterling Prime Rate’ shall mean the rate of interest per annum in effect from time to time that is equal to the Sterling prime rate of the Administrative Agent, being the rate of interest publicly announced by it from time to time as its reference rate then in effect for determining interest rates for commercial loans in Sterling made by the Administrative Agent in the United Kingdom.”

‘UK Borrower’ shall mean Redbus Distribution or such other party to this Credit Agreement that is a Subsidiary of LGEC or LGEI designated in writing by LGEC or LGEI.
‘U.S. Eurodollar Loan’ shall mean a Loan based on the LIBO Rate in accordance with the provisions of Article 2.
‘UK Loans’ shall mean U.S. Dollar Revolving Credit Loans made to the UK Borrower in accordance with Section 2.1(a) hereof and/or Sterling Loans, as applicable.
‘UK Sublimit’ shall mean $10,000,000.”
     (B) Article 1 is hereby further amended by replacing the definitions of “Applicable Margin”, “Eurodollar Loans”, “Guarantors”, “Lender”, “Loan”, “Note”, “Revolving Credit Commitment”, “Revolving Credit Facility”, “Revolving Credit Loans”, “Revolving Credit Notes” “Total Revolving Credit Commitment”, “U.S. Dollar Equivalent” and “U.S. Dollar Revolving Credit Commitment” contained therein in its entirety with the following, respectively:
‘Applicable Margin’ shall mean (i) in the case of U.S. Dollar Revolving Credit Loans that are Alternate Base Rate Loans, 1.75% per annum, (ii) in the case of U.S. Revolving Credit Loans that are Eurodollar Loans, 2.75% per annum, (iii) in the case of Sterling Prime Rate Loans, 1.75% per annum and (iv) in the case of Sterling Eurodollar Loans, 2.75% per annum.
‘Eurodollar Loan’ shall mean a U.S. Eurodollar Loan and/or a Sterling Eurodollar Loan, as the context may require.
‘Guarantors’ shall mean (i) LGEC with respect to the Obligations of LGEI and the UK Borrower, (ii) LGEI with respect to the Obligations of LGEC and the UK Borrower, (iii) all the other entities listed on Schedule 3.7(a) and Schedule 1.3 hereto and any other direct or indirect Subsidiary of a Credit Party acquired or created after the date hereof, which Subsidiary becomes a signatory to this Credit Agreement as a Guarantor as required by Section 5.17 with respect to the obligations of all of the Borrowers and (iv) Redbus Pictures and Redbus Home Entertainment Limited and any other Subsidiaries of Redbus acquired or created after the date hereof, which Subsidiary becomes a signatory to this Credit Agreement as a Guarantor as required by Section 5.17 with respect to the obligations of the UK Borrower; provided, however, that for the sake of clarification, no Unrestricted Subsidiary or Inactive Subsidiary shall be a Guarantor hereunder; provided, further, that neither AFI nor AFI II shall be considered a Guarantor under this Credit Agreement until such time as a Credit Party acquires a controlling equity or membership interest in AFI or AFI II, as applicable; provided, further, that neither Redbus nor any of its Subsidiaries shall be considered Guarantor of the Obligations of LGEI or LGEC hereunder.”
‘Lender’ and ‘Lenders’ shall mean the Sterling Lender and/or the U.S. Dollar Lenders, as applicable.

‘Loan or ‘Loans’ shall mean the Sterling Loans and/or the U.S. Dollar Loans, as applicable.
‘Note’ or ‘Notes’ shall mean the U.S. Dollar Revolving Credit Notes and/or the Sterling Note and/or the Term Notes, as applicable.
‘Revolving Credit Commitment’ shall mean the U.S. Dollar Revolving Credit Commitment and the Sterling Credit Commitment.
‘Revolving Credit Facility’ shall mean a five year revolving credit facility of US$215,000,000 consisting of a U.S. Dollar Revolving Credit Facility pursuant to which U.S. Dollar Revolving Credit Loans in an aggregate amount not to exceed US$215,000,000 outstanding at any one time may be made to LGEI or the UK Borrower by the U.S. Dollar Lenders; provided that a portion of such Loans up to a maximum amount in Sterling, the U.S. Dollar Equivalent of which is equal to the UK Sublimit, may be made in Sterling to the UK Borrower by the Sterling Lender; and further provided, that the sum of the aggregate amount of U.S. Dollar Revolving Credit Loans outstanding to the UK Borrower plus the U.S. Dollar Equivalent of the Sterling Loans outstanding at any one time to the UK Borrower shall not exceed the UK Sublimit.
‘Revolving Credit Loans’ shall mean the U.S. Dollar Revolving Credit Loans and the Sterling Loans.
‘Revolving Credit Notes’ shall mean the U.S. Dollar Revolving Credit Note and the Sterling Note.
‘Total Revolving Credit Commitment’ shall mean the Total U.S. Dollar Revolving Credit Commitment.
‘U.S. Dollar Equivalent’ shall mean on any Business Day (i) with respect to any amount which is denominated in Sterling, the amount in U.S. Dollars determined by converting Sterling into U.S. Dollars at the Administrative Agent’s noon spot rate in effect on the preceding Business Day and (ii) with respect to any amount that is denominated in a currency other than U.S. Dollars and Sterling, the amount in U.S. Dollars determined by converting such other currency into U.S. Dollars at the Administrative Agent’s noon spot rate in effect on such Business Day, as determined by the Administrative Agent; provided, however, the Administrative Agent may, in its sole discretion adjust the U.S. Dollar Equivalent for any currency other than U.S. Dollars and Sterling to reflect any hedging agreement in effect.
‘U.S. Dollar Revolving Credit Commitment’ shall mean the Commitment of each U.S. Dollar Lender to make U.S. Dollar Revolving Credit Loans, to participate in Letters of Credit and to purchase Sterling Loans from the Sterling Lender from the Initial Date applicable to such Lender through the Commitment Termination Date up to an aggregate amount at any one time outstanding not in excess of the amount set forth (i) opposite its name in the Schedule of Commitments appearing in Schedule 1.1. hereto or (ii) in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.”
     (C) The Credit Agreement is further amended by deleting the definition of “Leverage Ratio” from Article 1 and replacing the term “Leverage Ratio” with the term “Senior Leverage Ratio” at each other place where it appears in the Credit Agreement.
     (D) The definition of “Borrowing Base” appearing in Article 1 of the Credit Agreement is hereby amended to add a new clause (x) at the end of the proviso at the end of such definition to read as follows:
          “(x) the portion of the Borrowing Base attributable to items of Product, Eligible Receivables, Other Domestic Receivables, Other Foreign Receivables or any other items owned by Redbus or its Subsidiaries, in the aggregate, shall not exceed the lesser of (A) the UK Sublimit or (B) the amount of Loans outstanding to the UK Borrower.”
     (E) The last sentence of the definition of “Collateral” appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Notwithstanding the foregoing or any contrary provision herein or in any other Fundamental Document, Collateral shall not include (i) the Excluded Assets or (ii) more than 65% of the issued and outstanding shares in Redbus.”
     (F) The definition of “Pledged Securities” appearing in Article 1 of the Credit Agreement is hereby amended to add a new proviso at the end of such definition to read as follows:
“; provided however that the Pledged Securities shall not include (i) more than 65% of the issued and outstanding shares in Redbus or (ii) any shares in any Subsidiary of Redbus.”
     (G) Article 2 of the Credit Agreement is hereby amended by adding Section 2.21 to the end thereof as follows:
     “SECTION 2.21 Sterling Loans.
     (a) Sterling Lender agrees upon the terms and subject to the conditions hereof, to make loans of Sterling (the “Sterling Loans”) to the UK Borrower on any Business Day and from time to time from the Closing Date to but excluding the Commitment Termination Date, in a principal amount which when added to the aggregate principal amount of all Sterling Loans then outstanding to the UK Borrower does not exceed the Sterling Credit Commitment.
     (b) Notwithstanding anything to the contrary above, the Sterling Lender shall not be obligated to make any Sterling Loan if, as a result thereof, either (A) the sum of the aggregate principal amount of all U.S. Dollar Loans then outstanding plus the then current L/C Exposure plus the U.S. Dollar Equivalent of the aggregate principal amount of all Sterling Loans then outstanding plus the unused portion of the Special Production Tranche for all Designated Pictures which have not yet been Completed would exceed either (i) the Total Revolving Credit Commitment or (ii) the Borrowing Base or (B) the sum of the aggregate principal amount of all U.S. Dollar Loans to the UK Borrower then outstanding plus the U.S. Dollar Equivalent of the aggregate principal amount of all Sterling Loans then outstanding would exceed the UK Sublimit.
     (c) Subject to the terms and conditions of this Credit Agreement, at any time prior to the Commitment Termination Date, UK Borrower may borrow, repay and re-borrow amounts constituting the Sterling Credit Commitments.
     (d) Each Sterling Loan shall be either a Sterling Prime Rate Loan or Sterling Eurodollar Loan (each such type of Loan, an “Sterling Interest Rate Type”) as UK Borrower may request. Subject to Section 2.12(d), each Sterling Lender may at its option fulfill its Sterling Credit Commitment with respect to any Eurodollar Loan by causing a foreign branch or affiliate to make such Sterling Loan, provided that any exercise of such option shall not affect the obligation of UK Borrower to repay such Sterling Loan in accordance with the terms hereof and of the relevant Sterling Note. Subject to the other provisions of this Section, Section 2.9(b) and Section 2.13, Sterling Loans of more than one Interest Rate Type may be outstanding at the same time.
     (e) UK Borrower shall give the Administrative Agent prior written, facsimile or telephonic (promptly confirmed in writing) notice of each Borrowing hereunder. Each such notice shall be irrevocable and to be effective, must be received by the Administrative Agent not later than 12:00 noon, New York City time (i) in the case of Sterling Prime Rate Loans, on the second Business Day preceding the date on which such Loan is to be made and (ii) in the case of Eurodollar Loans, on the third Business Day preceding the date on which such Loan is to be made and shall specify the amount of the proposed Borrowing and the date thereof (which shall be a Business Day). Such notice shall specify (A) the amount of the requested Sterling Loan, (B) the date on which such Sterling Loan is to be made (which shall be a Business Day) and (C) whether the Sterling Loan then being requested is to be (or what portion or portions thereof are to be) a Sterling Prime Rate Loan or a Eurodollar Loan and the Interest Period or Interest Periods with respect thereto in the case of Eurodollar Loans. In the case of a Eurodollar Loan, if no election of an Interest Period is specified in such notice, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Interest Rate Type of any Sterling Loan, such notice shall be deemed a request for a Sterling Prime Rate Loan.
     (f) If at any time an Event of Default shall occur and be continuing, then each U.S. Dollar Lender shall, immediately upon notice from the Administrative Agent, purchase from the Sterling Lender an undivided participation interest in the Sterling Loans in an amount equal to its Pro Rata Share (determined with respect to the U.S. Dollar Revolving Credit Commitments) of the Sterling Loans. Upon request, each U.S. Dollar Lender shall promptly transfer to the Sterling Lender, in immediately available funds, U.S. Dollars in an amount equal to the U.S. Dollar Equivalent of its participation interest. Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring such participation pursuant to the foregoing may exercise against the applicable Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation.
     (g) Notwithstanding any provision to the contrary in this Credit Agreement, UK Borrower shall not, in any notice of borrowing under this Section 2.3 request any Eurodollar Loan which, if made, would result in an aggregate of more than five (5) separate Eurodollar Loans of any Sterling Lender being outstanding hereunder at any one time. For purposes of the foregoing, Eurodollar Loans having Interest Periods commencing or ending on different days shall be considered separate Eurodollar Loans.
     (h) The aggregate amount of any Borrowing under the Sterling Facility consisting of Eurodollar Loans shall be in a minimum aggregate principal amount of £500,000 or such greater amount which is an integral multiple of £100,000 and the aggregate amount of any Borrowing under the Sterling Facility consisting of Sterling Prime Rate Loans shall be in a minimum aggregate principal amount of £500,000 (or such lesser amount as shall equal the available but unused portion of the Sterling Credit Commitment then in effect) or such greater amount which is an integral multiple of £100,000.
     (H) Section 2.1(a) of the Credit Agreement is hereby amended to insert the phrase “or the UK Borrower” immediately after the term “LGEI” each place it appears in such section.
     (I) Section 2.1(g) of the Credit Agreement is hereby amended to add the following sentence at the end of the existing text:
“Each notice of Borrowing under this section shall also specify whether the U.S. Dollar Revolving Credit Loan then being requested is to be made to LGEI or to the UK Borrower. If no such specification is made, such notice shall be deemed a request for a U.S. Dollar Revolving Credit Loan to LGEI.”
     (J) Section 2.1 of the Credit Agreement is hereby further amended to add a new Section 2.1(l) at the end of the existing text to read as follows:
     “(l) Notwithstanding anything to the contrary above, a U.S. Dollar Lender shall not be obligated to make any U.S. Dollar Revolving Credit Loan or to incur any incremental L/C Exposure if, as a result thereof, the sum of the aggregate principal amount of all U.S. Dollar Loans then outstanding plus the then current L/C Exposure plus the U.S. Dollar Equivalent of the aggregate principal amount of all Sterling Loans then outstanding plus the unused portion of the Special Production Tranche for all Designated Pictures which have not yet been Completed would exceed either (i) the Total Revolving Credit Commitment or (ii) the Borrowing Base. Furthermore, a U.S. Dollar Lender shall not be obligated to make any U.S. Dollar Revolving Credit Loan to the UK Borrower if, as a result thereof, the sum of the aggregate principal amount of all U.S. Dollar Loans to the UK Borrower then outstanding plus the U.S.

Dollar Equivalent of the aggregate principal amount of all Sterling Loans then outstanding would exceed the UK Sublimit.”
     (K) Section 2.5(c) of the Credit Agreement is hereby amended in its entirety to read as follows:
     “(c) The Sterling Lender may request that the Sterling Loans made by the Sterling Lender hereunder be evidenced by a promissory note substantially in the form of Exhibit A-4 hereto (each a “Sterling Note”). In such event the Borrowers shall prepare a Sterling Note in the face amount of the Sterling Lender’s Sterling Credit Commitment, payable to the order of the Sterling Lender, duly executed on behalf of the UK Borrower and dated as of the date hereof. The outstanding principal balance of each Sterling Loan shall be payable in full on the Maturity Date, subject to mandatory prepayment as provided in Section 2.8 hereof and acceleration as provided in Article 7 hereof.”
     (L) Section 2.6(a) of the Credit Agreement is hereby amended to add an additional sentence at the end of the existing text to read as follows:
“The Administrative Agent acknowledges that Sterling is an ‘other foreign currency acceptable to the Administrative Agent’ for the issuance of Letters of Credit in accordance with the first sentence of this Section 2.6(a).”
     (M) Section 2.6 of the Credit Agreement is hereby further amended to add a new Section 2.6(n) at the end of the existing text to read as follows:
     “(n) Notwithstanding anything to the contrary above, LGEI shall not request, and the Issuing Bank shall not issue, any Letter of Credit if, after giving effect thereto, the sum of the aggregate principal amount of all U.S. Dollar Loans then outstanding plus the then current L/C Exposure plus the U.S. Dollar Equivalent of the aggregate principal amount of all Sterling Loans then outstanding plus the unused portion of the Special Production Tranche for all Designated Pictures which have not yet been Completed would exceed either (i) the Total Revolving Credit Commitment or (ii) the Borrowing Base.”
     (N) Section 2.7(b) of the Credit Agreement is hereby amended to replace the term “Eurodollar Loan” by the term “U.S. Eurodollar Loan” each place it appears.
     (O) Section 2.7(c) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(c) In the case of a Sterling Prime Rate Loan, interest shall be payable at a rate per annum (computed on an actual number of days elapsed over a year of 365 days) equal to the Sterling Prime Rate plus the Applicable Margin. Interest shall be payable in arrears on each Sterling Prime Rate Loan on each applicable Interest Payment Date and at maturity.”

     (P) Section 2.7 of the Credit Agreement is hereby amended by adding the following subsection (f) to there end thereof:
“(f) In the case of a Sterling Eurodollar Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Sterling LIBO Rate plus the Applicable Margin for Sterling Eurodollar Loans. Interest shall be payable on each Sterling Eurodollar Loan on each applicable Interest Payment Date and on the Maturity Date. The Administrative Agent shall determine the applicable Sterling LIBO Rate for each Interest Period as soon as practicable on the date when such determination is to be made in respect of such Interest Period and shall promptly notify the Borrowers and the Lenders of the applicable interest rate so determined. Such determination shall be conclusive absent manifest error.”
     (Q) Section 2.9(a) of the Credit Agreement is hereby amended to insert the following at the end of clause (i) thereof: “plus the U.S. Dollar Equivalent of the aggregate principal amount of all Sterling Loans then outstanding.”
     (R) Subsection (ii) of Section 2.10(a) of the Credit Agreement is hereby amended in its entirety to read “(ii) for all Sterling Prime Rate Loans, at 2.0% in excess of the rate then in effect for Sterling Prime Rate Loans and”
     (S) Section 2.10(b) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(b) In the event, and on each occasion, that on or before the day on which the LIBO Rate or Sterling LIBO Rate for a Eurodollar Loan, as applicable, is to be determined as set forth herein, (i) the Administrative Agent shall have received notice from any U.S. Dollar Lender or the Administrative Agent shall have received notice from the Sterling Lender of such Lender’s determination (which determination, absent manifest error, shall be conclusive) that Dollar deposits in an amount equal to the principal amount of such Lender’s Eurodollar Loan are not generally available in the London Interbank Market or that the rate at which such Dollar are being offered will not adequately and fairly reflect the cost to such Lender of making or maintaining the principal amount of such Lender’s Eurodollar Loan during the applicable Interest Period or (ii) the Administrative Agent shall have determined that reasonable means do not exist for ascertaining the applicable LIBO Rate or Sterling LIBO Rate, as applicable, the Administrative Agent shall, as soon as practicable thereafter, give written or facsimile notice of such determination by such Lender or the Administrative Agent, to the Borrowers and the Lenders and any request by the Borrowers for a Eurodollar Loan pursuant to Section 2.1 or Section 2.21 or conversion to or continuation as a Eurodollar Loan pursuant to Section 2.11, made after receipt of such notice and until the circumstances giving rise to such notice no longer exist, shall be deemed to be a request for an Alternate Base Rate Loan in the case of a U.S. Dollar Revolving Credit Loan and a Sterling Prime Rate Loan in the case of a Sterling Loan; provided, however, that in the circumstances described in clause (i) above, such deemed request shall only apply to the affected Lender’s portion thereof.”
     (T) Section 2.11 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “SECTION 2.11 Continuation and Conversion of Loans and Bankers’ Acceptances. The Borrowers shall have the right (i) at any time to convert any Eurodollar Loan or portion thereof to an Alternate Base Rate Loan or a Sterling Prime Rate Loan, as applicable, or to continue any Eurodollar Loan or portion thereof for a successive Interest Period and (ii) at any time to convert any Alternate Base Rate Loan or Sterling Prime Rate Loan, as applicable, or portion thereof to a Eurodollar Loan, subject to the following:
     (a) the Borrowers shall give the Administrative Agent prior written, facsimile or telephonic (promptly confirmed in writing) notice of at least three (3) Business Days of each continuation or conversion hereunder; such notice shall be irrevocable and to be effective, must be received by the Administrative Agent on the day required not later than 2:00 p.m. New York City time in the case of any U.S. Dollar Loan or 12:00 Noon New York City time in the case of any Sterling Loan;
     (b) no Event of Default or Default shall have occurred and be continuing at the time of any conversion to a Eurodollar Loan or continuation of a Eurodollar Loan into a subsequent Interest Period;
     (c) the aggregate principal amount of Loans continued as, or converted to, Eurodollar Loans as part of the same continuation or conversion, shall be in a minimum amount of US$1,000,000 or the U.S. Dollar Equivalent thereof or in such greater amount which is an integral multiple of US$100,000 or the U.S. Dollar Equivalent thereof;
     (d) Intentionally omitted;
     (e) if fewer than all U.S. Dollar Loans at the time outstanding shall be continued or converted, such continuation or conversion shall be made pro rata among the U.S. Dollar Lenders in accordance with the respective Percentage of the principal amount of such Loans held by such Lenders immediately prior to such continuation or conversion;
     (f) no Alternate Base Rate Loan or Sterling Prime Rate Loan (or portion thereof) may be converted to a Eurodollar Loan and no Eurodollar Loan may be continued as a Eurodollar Loan if, after such conversion or continuation, and after giving effect to any concurrent prepayment of U.S. Dollar Loans or Sterling Loans, as applicable, an aggregate of more than ten (10) separate Eurodollar Loans would be outstanding under Revolving Credit Facility (for purposes of determining the number of such Loans outstanding, Loans with different Interest Periods shall be counted as different Eurodollar Loans even if made on the same date);

     (g) Intentionally omitted;
     (h) the Interest Period with respect to a new Eurodollar Loan effected by a continuation or conversion shall commence on the date of such continuation or conversion;
     (i) if a Eurodollar Loan is converted to an Alternate Base Rate Loan or a Sterling Prime Rate Loan, as applicable, other than on the last day of the Interest Period with respect thereto, the amounts required by Section 2.12 shall be paid upon such conversion;
     (j) accrued interest on a Eurodollar Loan (or portion thereof) being converted to an Alternate Base Rate Loan or a Sterling Prime Rate Loan, as applicable, shall be paid by the Borrowers at the time of conversion; and
     (k) each request for a continuation as, or conversion to, a Eurodollar Loan which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month.
     (l) Intentionally omitted;
     (m) Intentionally omitted;
     (n) Intentionally omitted;
     In the event that the Borrowers shall not give notice to continue or convert any Eurodollar Loan, as provided above, such Loan shall automatically be (x) in the case of a Sterling Loan, converted to a Sterling Prime Rate Loan in the Administrative Agent’s discretion and (y) in the case of a U.S. Dollar Loan, (i) continued as a Eurodollar Loan with an Interest Period of one month or (ii) converted to an Alternate Base Rate Loan, at the expiration of the then current Interest Period or maturity date, as applicable, at the Administrative Agent’s discretion. The Administrative Agent shall, after it receives notice from either of the Borrowers, promptly give the U.S. Dollar Lenders or the Sterling Dollar Lenders, as applicable, notice of any continuation, rollover or conversion.
     (U) Subsection (b) of Section 2.12 of the Credit Agreement is hereby amended to insert “(A)” prior to LGEI in the first line thereof, to replace “LGEI” with “the applicable Borrower”, and to replace clause (ii) in the first sentence thereof in its entirety with the following:
“(ii) any U.S. Eurodollar Loan, in whole or in part, upon at least three Business Days’ written, telephonic (promptly confirmed in writing) or telegraphic notice, in the principal amount of U.S.$1,000,000 or such greater amount which is an integral multiple of U.S.$500,000 and (B) the UK Borrower shall have the right at its option at any time and from time to time to prepay (i) any Sterling Prime Rate Loan, in whole or in part, upon at least one Business Day’s written, telephonic (promptly confirmed in writing) or telegraphic notice, in the principal amount of £500,000 or such greater amount which is an integral multiple of £100,000 and (ii) any Sterling Eurodollar Loan, in whole or in part, upon at least three Business Days’ written, telephonic (promptly confirmed in writing) or telegraphic notice, in the principal amount of £500,000 or such greater amount which is an integral multiple of £100,000.”
     (V) Subsections (g), (h), (i) and (j) of Section 2.12 of the Credit Agreement are hereby amended in their entirety to read as follows:
“(g) If at any time the sum of the aggregate principal amount of all U.S. Dollar Loans then outstanding plus the then current L/C Exposure plus the U.S. Dollar Equivalent of the aggregate principal amount of all Sterling Loans then outstanding, exceeds the Borrowing Base as set forth on such Borrowing Base Certificate, the Borrowers shall within ten (10) days after the due date of such Borrowing Base Certificate prepay outstanding Revolving Credit Loans or deposit Cash Equivalents in the Cash Collateral Accounts to the extent necessary to eliminate such excess. If at any time the sum of the aggregate principal amount of all U.S. Dollar Loans to the UK Borrower then outstanding plus the U.S. Dollar Equivalent of the aggregate principal amount of all Sterling Loans then outstanding would exceed the UK Sublimit, the UK Borrower shall promptly prepay outstanding Revolving Credit Loans or deposit Cash Equivalents in the Cash Collateral Accounts to the extent necessary to eliminate such excess.
(h) Simultaneously with each termination and/or mandatory or optional reduction of the Total U.S. Dollar Revolving Credit Commitment pursuant to Section 2.9, the Borrowers shall pay to the Administrative Agent (for the benefit of the Lenders) the amount, if any, by which the sum of the aggregate outstanding principal amount of the U.S. Dollar Loans plus the U.S. L/C Exposure plus the unused portion of the Special Production Tranche for all Designated Pictures for which Loans have been made to LGEI which have not yet been Completed plus the U.S. Dollar Equivalent of the aggregate outstanding principal amount of the Sterling Loans exceeds the sum of the reduced Total U.S. Dollar Credit Commitments plus all accrued and unpaid interest thereon plus the Commitment Fees on the amount of the Total U.S. Dollar Credit Commitment so terminated or reduced through the date thereof. To the extent there is outstanding U.S. L/C Exposure at the time of any optional or mandatory termination of the Total U.S. Dollar Revolving Credit Commitment, the Borrowers shall deliver to the Administrative Agent Cash Equivalents in an amount equal to the full amount of the U.S. L/C Exposure or furnish other security acceptable to the Required Revolving Credit Lenders.
(i) If on any day on which the Loans would otherwise be required to be prepaid but for the operation of this Section 2.12(i) (each a “Prepayment Date”), the amount of such required prepayment exceeds the then outstanding aggregate principal amount of Sterling Loans which consist of Sterling Prime Rate Loans or U.S. Dollar Loans that constitute Alternate Base Rate Loans, and no Default or Event of Default is then continuing, then on such Prepayment Date the Borrowers may, at their option, deposit Sterling or U.S. Dollars, as the case may be, with the Administrative Agent or into the U.S. Dollar Cash Collateral Account, as appropriate, in an amount equal to such excess. If the Borrowers make such deposit then (i) only the outstanding Sterling Prime Rate Loans or Alternate Base Rate Loans shall be required to be prepaid on such Prepayment Date and (ii) on the last day of each Interest Period with respect to any Eurodollar Loan, in effect after such Prepayment Date, the Administrative Agent is irrevocably authorized and directed to apply such Sterling funds so deposited with the Administrative Agent or funds from U.S. Dollar Cash Collateral Account, if any, (and liquidate investments held in such cash collateral account as necessary), as appropriate, to prepay Eurodollar Loans for which the Interest Period is then ending until the aggregate of such prepayments equals the prepayment which would have been required on such Prepayment Date but for the operation of this Section 2.12(i).
(j) Unless otherwise designated in writing by the Borrowers, all prepayments shall be applied to the applicable principal payment set forth in this Section 2.12, first to that amount of such applicable principal payment then maintained as Alternate Base Rate Loans, second, to that amount of such applicable principal payment then maintained as Sterling Prime Rate Loans and then to that amount of such applicable principal payment maintained as Eurodollar Loans in order of the scheduled expiry of Interest Periods with respect thereto.”
     (W) Section 2.13 of the Credit Agreement is hereby amended to change each reference to “U.S. Dollar Lender” to include both U.S. Dollar Lenders and the Sterling Lender.
     (X) Section 2.14 of the Credit Agreement is hereby amended to change each reference to “Alternative Base Rate Loan” to include both Alternate Base Rate Loans and Sterling Prime Rate Loans.
     (Y) Subsections (a), (c), (d) and (e) Section 2.16 of the Credit Agreement are hereby amended in their entirety to read as follows:
“(a) If the net amount of any payment received by the Administrative Agent in respect of the Sterling Loans hereunder, after such amount has (in the case of an amount received in a currency other than Sterling and/or received outside the United Kingdom) been converted into Sterling and transferred to London in accordance with normal banking procedures, is less than the amount otherwise then due and owing by the UK Borrower to the Sterling Lender hereunder, or if the Administrative Agent is unable to immediately convert and transfer any such amount as aforesaid, then UK Borrower agrees as a separate obligation to the Sterling Lender to indemnify the Sterling Lender against the loss incurred by reason of such shortfall or delay to the extent but only to the extent such shortfall or delay is due to (i) the application of any exchange controls or similar laws and regulations or (ii) the fact that such amount was received in a currency other than Sterling; and if the amount of Sterling thus received by the Administrative Agent, after such conversion, exceeds the amount otherwise then due and owing, the Administrative Agent shall apply such excess to prepay any Loans until the Sterling Loans issued to the UK Borrower shall have been reduced to zero, and thereafter shall remit any further excess to the UK Borrower.

(c) If any amount is withheld or any deduction is made or if under Applicable Law any amount is required to be withheld or any deduction is required to be made from any payment by or on behalf of the UK Borrower to the Administrative Agent in connection with the Sterling Loans by any taxing authority or Governmental Authority of any jurisdiction inside or outside the United Kingdom in connection with any stamp tax, withholding tax, deposit requirement, duty or otherwise imposed under any Applicable Law, guideline or order in effect in such jurisdiction, or if any Sterling Lender becomes liable for any other tax imposed under the Applicable Law of any jurisdiction in connection with the Sterling Loans (other than any tax payable in respect of the income of the Sterling Lender), (i) the UK Borrower agrees, as a separate obligation to the Sterling Lender, that it will pay such additional amounts as may be necessary so that after making all required withholdings and deductions (including withholdings and deductions applicable to additional sums payable under this Section), and after the payment of any required taxes, the Sterling Lender receives an amount equal to the sum it would have received had no such amounts been required to be deducted or withheld and no such taxes required to be paid; (ii) the UK Borrower shall make all such required withholdings and deductions; (iii) the UK Borrower shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with Applicable Law; and (iv) the UK Borrower shall forward to the Sterling Lender or the Administrative Agent (as the case may be) the official tax receipts or other documentation in respect of the amounts withheld or deducted. In addition, the UK Borrower shall indemnify the Sterling Lender and the Administrative Agent for any additional withholding taxes or deductions paid by such Sterling Lender or the Administrative Agent, as the case may be, or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such additional withholding taxes or deductions were correctly or legally asserted.
(d) In the event that the Sterling Lender receives a refund of or credit for taxes withheld or paid pursuant to clause (b) of this Section, which credit or refund is identifiable by the Sterling Lender as being a result of taxes withheld or paid in connection with sums payable hereunder or under any other Fundamental Document, the Sterling Lender shall promptly notify the Administrative Agent and the UK Borrower and shall remit, if no Event of Default has occurred and is continuing, to the UK Borrower the amount of such refund or credit allocable to payments made hereunder or under any other Fundamental Document.
(e) Notwithstanding anything to the contrary herein, the Sterling Lender represents and warrants that, as of the Closing Date, the Sterling Lender is entitled to receive any payments under this Agreement without deduction or withholding of any United Kingdom income taxes.”
     (Z) Section 2.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the phrase “Intentionally omitted.”
     (AA) Section 2.19(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(b) All payments of principal and interest by the UK Borrower in respect of any Sterling Loans shall be to the Sterling Lender. All payments by the UK Borrower hereunder and under the Sterling Note shall be made without offset or counterclaim in Sterling in immediately available funds to the Administrative Agent at its account for Sterling for credit to the Sterling Clearing Account no later than 12:00 noon, New York City time, on the date on which such payment shall be due. Any payment received at such office after such time shall be deemed received on the following Business Day
     (BB) Section 5.17 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding the foregoing, the Borrower may acquire 100% of the Equity Interests in Redbus without Redbus or any of its Subsidiaries pledging 100% of their stock, so long as certificates representing 65% of the shares of the capital stock of Redbus become part of the Pledged Securities hereunder and are delivered to the Administrative Agent together with stock powers for each such certificate executed in blank.”
     (CC) Section 6.1 of the Credit Agreement is hereby amended by adding the following clause (q) at the end thereof to read as follows:
“(q) Indebtedness not to exceed £3,962,582 owing to the former shareholders of Redbus or their affiliates which was outstanding at the time of LGEI’s purchase of Redbus.”
     (DD) Clause (ix) of Section 6.3 of the Credit Agreement is hereby amended by adding the phrase “ and pursuant to the Share Purchase Agreement among Redbus Group Limited, Redbus Distribution, LGEI and LGEC, dated as of October 17, 2005” to the end thereof.
     (EE) Clause (v) of Section 6.4 of the Credit Agreement is hereby amended by adding the phrase “excluding inter-company advances by any Credit Party to Redbus and its Subsidiaries in the aggregate in excess of the sum of US$ 10,000,000 plus the Redbus Loan, but including inter-company advances by Redbus or any of its Subsidiaries to any Credit Party” to the end thereof.
     (FF) Clause (viii) of Section 6.4 of the Credit Agreement is hereby amended in its entirety to read as follows:
“(viii) Investments of any Credit Party in its existing Subsidiaries that are Credit Parties (other than Redbus and its Subsidiaries) and the acquisition or creation of new Subsidiaries in accordance with Sections 6.7(b) and 6.32 hereof,”
     (GG) Section 6.4 of the Credit Agreement is further amended by adding a new clause (xviii) at the end of the existing text, to read as follows:
“(xviii) conversion of the Redbus Loan to equity in Redbus,”

     (HH) Section 6.12 of the Credit Agreement is hereby amended by inserting the phrase “, provided however, that for the purpose of determining compliance with this Section 6.12, Redbus and its Subsidiaries shall be considered not to be Credit Parties” at the end of the existing text.
     (II) Section 6.17 of the Credit Agreement is hereby amended in its entirety to read as follows:
“SECTION 6.17 Senior Leverage Ratio. Permit the ratio (the “Senior Leverage Ratio”) of (i) the sum, determined as of the end of each rolling four-quarter period indicated below, of Consolidated Senior Debt plus Off-Balance Sheet Commitments plus the remaining estimated cost to Complete all items of Product in production (without double-counting any amounts included in Off Balance Sheet Commitments) less all Off-Balance Sheet Receivables and Borrowing Base credits which relate to items of Product which are the subject of such Off-Balance Sheet Commitments or estimated cost to Complete for items of Product in production (but not more with respect to any particular Picture than the related amount of Off-Balance Sheet Commitments and/or estimated cost to complete) to (ii) Consolidated Net Income plus non-cash charges (e.g., amortization of capitalized film costs and financing costs), for each such rolling four-quarter period, to be above 1.5 to 1.
     (JJ) Section 6.27 is hereby amended to add a new clause at the end of the existing text to read as follows: “or (d) operating accounts of Redbus and its Subsidiaries maintained at Coutts & Co.”
     (KK) Section 6.32 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding the foregoing, the Borrower may acquire 100% of the Equity Interests in Redbus without Redbus or any of its Subsidiaries pledging 100% of their stock, so long as certificates representing 65 % of the shares of the capital stock of Redbus become part of the Pledged Securities hereunder and are delivered to the Administrative Agent together with stock powers for each such certificate executed in blank.”
     (LL) Section 13.3 is hereby amended to add a new subsection (k) at the end of the existing text to read as follows:
“Notwithstanding any other provision of this Agreement and so long as no Event of Default shall have occurred and be continuing, no portion of the Sterling Credit Commitment may be assigned to any Person if interest payable to such person will be subject to withholding, unless consented to by the Borrowers.”
     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the “Effective Date”); provided, however that solely for the purposes of the amendments to Section 6.17 of the Credit Agreement contained herein the Effective Date shall be deemed to be September 30, 2005:

     (A) the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Administrative Agent and the Required Lenders;
     (B) the receipt by the Administrative Agent of all fees as set forth in Section 5 of this Amendment;
     (C) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Administrative Agent) due and payable by any Credit Party to the Administrative Agent and/or the Lenders;
     (D) the concurrent consummation of the Redbus Transaction; and
     (E) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.
     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:
     (A) after giving effect to this Amendment and the consummation of the Redbus Transaction, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);
     (B) after giving effect to this Amendment and the consummation of the Redbus Transaction, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.
     Section 5. Fees. The Borrowers agree to pay the Administrative Agent for the account of each of the Lenders who executes this Agreement by September 29, 2005, a fee equal to 0.10% of the aggregate Commitment of each such Lender under the Credit Agreement.
     Section 6. Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.
     Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Administrative Agent.
     Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 9. Ratification By Guarantors. Each of the Guarantors hereby (i) acknowledges, confirms and ratifies their obligations under the guarantee(s) contained within the Credit Agreement, and (ii) agrees that the term “Obligations” as used and defined in such guarantee(s), includes, without limitation, the indebtedness, liabilities and obligations of the UK Borrower under the Credit Agreement as modified hereby, it being understood however, that Redbus Pictures and Redbus Home Entertainment Limited are only guaranteeing the Obligations of the UK Borrower and that neither Redbus nor any of its Subsidiaries is guaranteeing any of the Obligations of LGEI or LGEC.
     Section 10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     Section 12. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.
     Section 13. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

BORROWERS (in their capacities both as Borrowers and as Guarantors): LIONS GATE ENTERTAINMENT CORP.
By:	/s/
Name:
Title:

LIONS GATE ENTERTAINMENT INC.
By:	/s/
Name:
Title:

REDBUS FILM DISTRIBUTION LIMITED
By:	/s/
Name:
Title:

GUARANTORS:

3 WISE GUYS PRODUCTIONS INC.
AM PSYCHO PRODUCTIONS, INC.
ATTRACTION PRODUCTIONS LLC
BLUE PRODUCTIONS INC.
CINEPIX ANIMATION INC./ANIMATION CINEPIX
      INC.
CINEPIX FILMS INC./FILMS CINEPIX INC.
CONFIDENCE PRODUCTIONS, INC.
CUT PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEVILS REJECTS, INC.
FINAL CUT PRODUCTIONS CORP.
FIVE DAYS PRODUCTIONS CORP.
FRAILTY PRODUCTIONS, INC.

GC FILMS, INC.
HIGH CONCEPT PRODUCTIONS INC.
HYPERCUBE PRODUCTIONS CORP.
KING OF THE WORLD PRODUCTIONS LLC
LC PRODUCTIONS CORP.
LG PICTURES INC.
LIONS GATE FILMS CORP.
LIONS GATE FILMS DEVELOPMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS PRODUCTIONS
     CORP./PRODUCTIONS FILMS LIONS
     GATE S.A.R.F.
LIONS GATE MUSIC CORP.
LIONS GATE RECORDS, INC.
LIONS GATE STUDIO MANAGEMENT LTD.
LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LUCKY 7 PRODUCTIONS CORP.
MOTHER PRODUCTIONS CORP.
NGC FILMS, INC.
PLANETARY PRODUCTIONS, LLC
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
REDBUS PICTURES LIMITED
REDBUS HOME ENTERTAINMENT LIMITED
SCARLETT, LLC
TERRESTRIAL PRODUCTIONS CORP.
WEEDS PRODUCTIONS INC.
WILDFIRE PRODUCTIONS INC.
WRITERS ON THE WAVE
3F SERVICES, INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN MUSIC INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
ARTISAN TELEVISION INC.
BD OPTICAL MEDIA, INC.
BL DISTRIBUTION CORP.
CAVE PRODUCTIONS, INC.
FHCL, LLC
FILM HOLDINGS CO.
FUSION PRODUCTIONS, INC.

LANDSCAPE ENTERTAINMENT CORP. POST PRODUCTION, INC. PUNISHER PRODUCTIONS, INC. SCREENING ROOM, INC. SILENT DEVELOPMENT CORP. VESTRON INC.

By:	/s/
Name:
Title:

BLAIR WITCH FILM PARTNERS LTD.
By:	Artisan Filmed Productions Inc.
Its:	General Partner

By:	/s/
Name:
Title:

LENDERS: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent
By:	/s/
Name:
Title:

BANK LEUMI USA
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

BNP PARIBAS
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

CITY NATIONAL BANK
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank)
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

ISRAEL DISCOUNT BANK OF NEW YORK
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

MANUFACTURERS BANK
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

U.S. BANK NATIONAL ASSOCIATION
By:	/s/
Title:
Address:
Attention:
Facsimile:

SOCIETE GENERALE
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

IMPERIAL CAPITAL BANK ENTERTAINMENT FINANCE, a division of Imperial Capital Bank
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

UNION BANK OF CALIFORNIA, N.A.
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

WESTLB AG (formerly Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

GRAYSON & CO.
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

EXHIBIT A-4
FORM OF STERLING NOTE

[£_________]	New York, New York as of October __, 2005
     FOR VALUE RECEIVED, REDBUS FILM DISTRIBUTION LIMITED, a private company limited by shares incorporated in England and Wales (the “Obligor”), DOES HEREBY PROMISE TO PAY to the order of [Sterling Lender] (the “Lender”) at the office of JPMorgan Chase Bank, National Association, a national banking association, at 1111 Fannin, 10th Floor, Houston, Texas 77002, in lawful money of the United Kingdom, in immediately available funds, the principal amount of _________ STERLING (£______), or the aggregate unpaid principal amount of all Sterling Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Obligor pursuant to said Credit Agreement, whichever is less, on such date or dates as is required by said Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office and at such times as set forth in said Credit Agreement.
     The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder’s remedies against the Obligor or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
     This Note is one of the Sterling Notes referred to in that certain Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of September 25, 2000, as amended and restated as of December 15, 2003 of (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among the Obligor, the other Borrowers and Guarantors referred to therein, the Lenders referred to therein and JPMorgan Chase Bank, National Association, a national banking association, as Administrative Agent and Issuing Bank, and is entitled to the benefits of, and is secured by the security interests granted in the Credit Agreement and the other security documents and guarantees referred to and described therein, which among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

REDBUS FILM DISTRIBUTION LIMITED
By:
Name:
Title:

2

[LAST PAGE OF NOTE]

Payments
				Unpaid Principal	Name of Person
Date	Amount of Loan	Principal	Interest	Balance of Note	Making Notation

3